                                                                    EXHIBIT 10.3


                                   EXHIBIT A



                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                       DATED AS OF __________ ___, 1997

                                BY AND BETWEEN

                            CABOT INDUSTRIAL TRUST

                                      AND

                          CERTAIN HOLDERS ADVISED BY

                     MORGAN STANLEY ASSET MANAGEMENT, INC.

                               TABLE OF CONTENTS
                               -----------------

1.   Definitions........................................................    1
2.   LockUp Agreement...................................................    3
     (a)  LockUp Period.................................................    3
     (b)  Exceptions....................................................    3
3.   Shelf Registration Under the Securities Act........................    4
     (a)  Request for Shelf Registration................................    4
     (b)  Expenses......................................................    4
     (c)  Inclusion in Shelf Registration Statement.....................    4
     (d)  Underwritten Offering.........................................    5
     (e)  Selection of Underwriters.....................................    5
     (f)  Piggyback Rights..............................................    5
     (g)  Holdback......................................................    6
4.   Shelf Registration Procedures......................................    6
5.   Repurchase by Company of Shares....................................   10
6.   Indemnification; Contribution......................................   11
     (a)  Indemnification by the Company................................   11
     (b)  Indemnification by Holders....................................   12
     (c)  Conduct of Indemnification Proceedings........................   12
     (d)  Contribution..................................................   13
7.   Rule 144 Sales.....................................................   14
     (a)  Compliance....................................................   14
     (b)  Cooperation with Holders......................................   14
8.   Miscellaneous......................................................   14
     (a)  Amendments and Waivers........................................   14
     (b)  Notices.......................................................   14
     (c)  Successors and Assigns........................................   15
     (d)  Counterparts..................................................   15
     (e)  Headings......................................................   15
     (f)  Severability..................................................   15
     (g)  Governing Law.................................................   15
     (h)  Specific Performance..........................................   15
     (i)  Entire Agreement..............................................   15
     (j)  Limitation of Liability of Shareholders, Trustees
          and Officers of the Company...................................   15

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


     THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement") is made
                                                           ---------
and entered into as of __________ ___, 1997, by and between Cabot Industrial Trust (the "Company") and those institutions listed on Schedule A ("Purchaser")
            -------                                                 ---------
being advised by Morgan Stanley Asset Management, Inc. ("MSAM"), including their
                                                         ----
respective successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").
                                        ------

     WHEREAS, pursuant to a Share Purchase Agreement dated as of December 17, 1997 (the "Purchase Agreement"), the Purchaser has agreed to purchase, and the
           ------------------
Company has agreed to issue and sell to MSAM, approximately $20,000,000 of Common Shares (as defined below) at the price and time and upon the terms and conditions specified therein; and

     WHEREAS, as a condition to such purchase of Common Shares, the parties have agreed to enter into this Agreement;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

 1.  Definitions.
     -----------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Closing" shall have the same meaning as provided in the Purchase
      -------
Agreement.

     "Closing Price" of the Common Shares for any given day shall mean (i) if
      -------------
the Common Shares are listed or admitted to trading on a national securities exchange, the reported last sale price of the Common Shares regular way on such national securities exchange on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way on such national securities exchange on such day or (ii) if the Common Shares are not listed or admitted to trading on any national securities exchange but are traded in the over-the-counter market, the average of the closing bid and asked prices in the over-the-counter market on such day.

     "Common Shares" shall mean the common shares of beneficial interest, par
      -------------
value $.01 per share, of the Company.

     "Company" shall mean Cabot Industrial Trust, a Maryland real estate
      -------
investment trust, and its successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time.

     "Person" shall mean an individual, partnership, corporation, limited
      ------
liability company, trust, unincorporated organization or other legal entity or a government or agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in the Shelf Registration
      ----------
Statement, including any preliminary prospectus, and any amendment or supplement thereto, and in each case including all material incorporated by reference therein.

     "Registrable Securities" shall mean the Common Shares purchased pursuant to
      ----------------------
the Purchase Agreement, excluding (i) Common Shares which have been disposed of under the Shelf Registration Statement or any other effective Shelf Registration statement, (ii) Common Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, (iii) Common Shares which are held by Holders who are not affiliates of the Company which are eligible for sale pursuant to Rule 144(k) under the Securities Act and (iv) Common Shares held by each Holder who is an affiliate of the Company if all of such Common Shares are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     "Shelf Registration" shall mean the registration required to be effected
      ------------------
pursuant to Section 3 hereof.

     "Shelf Registration Expenses" shall mean any and all expenses incident to
      ---------------------------
performance of or compliance with this Agreement, including, without limitation:
(i) all applicable Shelf Registration and filing fees imposed by the SEC, the New York Stock Exchange or the National Association of Securities Dealers, Inc. ("NASD"); (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, the Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 4(l) hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Shelf Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a Selling Holder or any underwriter or agent acting on behalf of a Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Selling Holder, all of which shall be borne by such Holder in all cases.

     "Shelf Registration Statement" shall mean the registration statement of the
      ----------------------------
Company (and any other entity required to be a registrant with respect to the Shelf Registration Statement pursuant to the requirements of the Securities Act) filed in connection with the Shelf Registration.

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time.

     "Selling Holder" shall mean any Holder who sells Registrable Securities
      --------------
pursuant to the Shelf Registration.

      2.  Lock-Up Agreement.
          -----------------

     (a)  Lock-Up Period. Each of the Holders hereby agrees that, except as set
          --------------
forth in Section 2(b) below, from the date hereof until six months after the Closing (the "Lock-Up Period"), without the prior written consent of the
              --------------
Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively, "Dispose of"), any Common Shares (the "Lock-Up"); provided, however, the Company
-----------                            -------    -----------------
will not withhold its written consent under this Section 2(a) in the event any Holder will Dispose of Common Shares to a (i) Qualified Institutional Buyer (as such term is defined in SEC Rule 144A) and (ii) a Person with respect to assets of which are under management by Morgan Stanley Asset Management Inc or any of its affiliates, provided that such transaction shall be effected pursuant to a bona fide exemption under the Securities Act and provided such transferee agrees to be similarly bound by this Agreement.

     (b)  Exceptions. The following transfers of Common Shares shall not be
          ----------
subject to the Lock-Up set forth in Section 2(a):

          (i) a Holder who is a natural person may Dispose of Common Shares to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which such family members or such Holder retains the entire beneficial interest;

          (ii) a Holder who is a natural person may Dispose of Common Shares on his or her death to such Holder's estate, executor, administrator or personal representative or to such Holder's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution;

          (iii) a Holder which is a corporation, partnership, trust or other business entity may (A) Dispose of Common Shares to one or more other entities which are wholly owned and controlled, legally and beneficially, by such Holder or by a Person or Persons which directly or indirectly wholly own and control such Holder or (B) Dispose of Common Shares by distributing such Common Shares in a merger, dissolution, liquidation, winding up or otherwise without consideration to the equity owners of such corporation, partnership, trust or business entity or to any other corporation, partnership, trust or business entity which is wholly owned by such equity owners;

          (iv)   a Holder may Dispose of Common Shares as a bona fide gift; and

          (v) a Holder may Dispose of Common Shares pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee;

     provided, however, that in the case of any transfer of Common Shares
     --------  -------
     pursuant to clauses (i) and (iii), the transfers shall each be effected pursuant to a bona fide exemption under the Securities Act.

In the event any Holder Disposes of Common Shares pursuant to this Section 2(b), such Common Shares shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee (and any pledgee who acquires Common Shares upon foreclosure or any transferee thereof) shall be required to execute and deliver a counterpart of this Agree ment. Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

     3.   Shelf Registration Under the Securities Act.
          -------------------------------------------

     (a)  Shelf Registration.  On or prior to the date which is 180 days after
          ------------------
the Closing, subject to the terms and conditions set forth herein, the Company shall cause to be filed a registration statement of the Company (the "Shelf Registration") that covers all of the Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor or similar rule that may be adopted by the SEC, and the Company shall use its best efforts to cause the Shelf Registration to be declared effective by the SEC as soon as is practicable. The Company agrees to use its best efforts to keep the Shelf Registration Statement with respect to the Registrable Securities continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which all Registrable Securities held by Holders who are not affiliates of the Company, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such Holders, are eligible for sale pursuant to Rule 144(k) under the Securities Act and all Registrable Securities held by each Holder who is an affiliate of the Company, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such Holder, are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act.

     (b)  Expenses. Except as provided herein, the Company shall pay all Shelf
          --------
Registration Expenses in connection with the Shelf Registration pursuant to
Section 3(a) and the performance of the Company's obligations under this Section 3 and Section 4. The Company shall not be liable for any underwriting discounts and commissions, the fees and disbursements of counsel representing a Holder or any underwriter or agent acting on behalf of a Holder, and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act.

     (c)  Inclusion in Shelf Registration Statement.  Any Holder who does not
          -----------------------------------------
provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten days thereafter, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

     (d)  Underwritten Offering. If any of the Registrable Securities covered by
          ---------------------
the Shelf Registration are to be sold in an underwritten offering, the Holder intending to pursue such underwritten offering shall deliver a notice to the Company of such intent, and within ten days after receipt of the notice of intent from such Holder for an underwritten offering, the Company shall give written notice of such notice of intent to all other Holders and such other Holders shall be entitled to include in such underwritten offering all or part of their respective Registrable Securities by notice to the Company for inclusion therein within 15 days after the notice is given. All notices made pursuant to this Section 3(d) shall specify the aggregate number of Registrable Securities to be included. The Company agrees to cooperate with any such request for an underwritten offering and to take all such other reasonable actions in connection therewith as provided in Section 4(o).

     In the case of any firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities which can be sold in such offering without adversely affecting the market for the Common Shares, the Company will include in such offering the number of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without adversely affecting the market for the Common Shares. In such event, the number of Registrable Securities to be offered for the account of each Holder requesting to include Registrable Securities in such offering (including the Holder providing the initial notice) shall be reduced pro rata on the basis of the relative number of Registrable Securities requested by each such Holder to be included in such offering to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters.

     (e)  Selection of Underwriters.  If any of the Registrable Securities
          -------------------------
covered by the Shelf Registration are to be sold in an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and manager or managers which will underwrite the offering; provided,
                                                                    --------
however, that such investment bankers and managers must be reasonably acceptable
-------
to the Selling Holders.

     (f)  Piggyback Rights.  Notwithstanding Section 2(a) of this Agreement, if
          ----------------
the Company proposes to undertake an offering of its Shares to occur at any time prior to the date the Shelf Registration is declared effective by the SEC, the Company will give prompt written notice to all Holders of its intention to effect such a Shelf Registration, and, subject to the succeeding proviso, the Company will include in such Shelf Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within 15 days after the date of sending of the Company's notice; provided, however, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such Shelf Registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such Shelf Registration (a) first, the securities the Company proposes to sell and (b) second, the Registrable Securities requested to be included in such Shelf Registration by the Holders (and any other securities requested to be included in such Shelf Registration that are held by Persons other than Holders pursuant to Shelf Registration rights), pro rata among the Holders and such other participating Persons (if any) on the basis of the number of Registrable Securities owned by each such Holder and other participating Person.

     (g)  Holdback.  In the event the Company is issuing shares of beneficial
          --------
interest to the public in an underwritten offering, each Holder agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect any underwritten offering for resale of Registrable Securities during the period beginning 14 days prior to the consummation of such underwritten offering and ending on the earlier of (x) 90 days after the consummation of such underwritten offering or (y) one day after any date on which the Closing Price shall have averaged 115% or more of the offering price listed in the prospectus for such underwritten offering for a period of 20 consecutive trading days (or, if no offering price is listed in such prospectus, the Closing Price on the date of such prospectus).

      4.  Shelf Registration Procedures.
          -----------------------------

     In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by Section 3 hereof, the Company shall:

     (a) prepare and file with the SEC the Shelf Registration Statement, which Shelf Registration Statement shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Selling Holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

     (b) subject to the last three sentences of this Section 4(b) and Section 4(i) hereof, (i) prepare and file with the SEC such amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period; (ii) cause the Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule which may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the

Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in Section 4(a), clauses (i),
(ii) or (iii) in this Section 4(b), Section 4(d) or Section 4(i) with respect to each Holder of Registrable Securities for a period not to exceed sixty days from the date of the Suspension Notice (as defined below) (x) to the extent that the Company is in possession of material non-public information which the Board of Trustees in good faith deems advisable not to disclose or the Company is engaged in active negotiations or planning for a merger or material acquisition or disposition transaction and, in either case, the Company delivers written notice ( a "Suspension Notice") to each such Selling Holder of Registrable Securities
     -----------------
to the effect that it would be impractical or unadvisable to cause the Shelf Registration Statement or such filings to be made or to become effective or to amend or supplement the Shelf Registration Statement, and that such Selling Holder may not make offers or sales under the Shelf Registration Statement for a period not to exceed sixty days from the date of such Suspension Notice; provided, however, that the Company may deliver only two such Suspension Notices
--------  -------
within any twelve-month period, or (y) in the case of the Shelf Registration, unless and until the Company has received a written notice (a "Sale Notice")
                                                               -----------
from a Selling Holder that such Selling Holder intends to make offers or sales under the Shelf Registration Statement as specified in such Sale Notice; provided, however, that the Company shall have ten business days to prepare and
--------  -------
file any such amendment or supplement after receipt of such Sale Notice or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within ten business days. Once a Selling Holder has delivered a Sale Notice to the Company, such Selling Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Selling Holder and the method of distribution in a post-effective amendment to the Shelf Registration Statement or a supplement to the Prospectus. Such Selling Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Selling Holder no longer intends to make offers or sales under the Shelf Registration Statement;

     (c) furnish to each Selling Holder of Registrable Securities, without charge, as many copies of the Prospectus and any amendment or supplement thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Selling Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

     (d) use its best efforts to register or qualify the Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by the Shelf Registration Statement shall reasonably request in writing, keep each such Shelf Registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by a Holder which has delivered a Sale Notice to the Company, whichever is shorter; provided, however, that in connection therewith,
                               --------  -------
the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) file a general consent to service of process in any such jurisdiction;

     (e) notify each Holder of Registrable Securities promptly and, if requested by such Holder, confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus has been filed with the SEC,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) the Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

     (g) furnish to each Selling Holder of Registrable Securities, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the Selling Holders may reasonably request, at least ten business days prior to any sale of Registrable Securities;

     (i) subject to the last three sentences of Section 4(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 4(b) or clause (v) of Section 4(e) hereof, use its reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

     (j) make available for inspection by the Selling Holders of Registrable Securities and any counsel, accountants or other representatives retained by such Selling Holders all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Holders, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such
                                                  --------  -------
records, documents or information which the Company determines in good faith to be confidential and notifies such Selling Holders, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by such Selling Holders, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

     (k) a reasonable time prior to the filing of any Shelf Registration Statement or any amendment thereto, or any Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Selling Holders of Registrable Securities;

     (l) use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

     (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Shelf Registration Statement;

     (n) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earning statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

     (o) if requested by a Selling Holder or any underwriters engaged by such Selling Holder for purposes of distributing the Registrable Securities, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the underwriters or such Selling Holder) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters with respect to the business of the Company and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain customary opinions of counsel to the Company and updates thereof (which shall be in form and substance reasonably satisfactory to the Selling Holders or to the underwriters and their counsel, as the case may
be), addressed to such Selling Holder and, if applicable, each of the underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company, addressed to such Selling Holder and, if applicable, each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with any such offerings (in each case, to the extent permitted by applicable accounting rules and guidelines); (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters than those set forth in Section 6 hereof and cross indemnification by the underwriters in form and substance as is customary in connection with such offering, in favor of the Company or the Selling Holders, as the case may be; and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters and their counsel to evidence the continued validity of the representations and warranties made pursuant to clause (i) above of this Section 4(o) and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company.

     The Company may require each Selling Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Selling Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

     In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 3 hereof and this Section 4, each Selling Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated by Section 4(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 4(e); (ii) upon receipt of any notice from the Company contemplated by Section 4(b) (in respect of the occurrence of an event contemplated by clause (x) of Section 4(b)) or Section 4(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 4(e)), such Selling Holder shall not offer or sell any Registrable Securities pursuant to the Shelf Registration Statement until such Selling Holder receives copies of the amended or supplemented Prospectus contemplated by Section 4(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Selling Holder shall deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Selling Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; (iii) all offers and sales by such Selling Holder under the Shelf Registration Statement must be completed within sixty days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty-day period, the Selling Holder may not offer or sell any Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i) above; (iv) such Holder and any of its officers, directors or affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act as applicable to them in connection with sales of Registrable Securities pursuant to the Shelf Registration Statement; and (v) such Selling Holder and any of its officers, directors or affiliates, if any, must enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) above.

5.   [Section Intentionally Omitted].

6.   Indemnification; Contribution.
     -----------------------------

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless each Holder and its officers and directors and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Holder, officer, director or controlling Person may become subject under the Securities Act or otherwise
     (A) which arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) which arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based on any such untrue statement or alleged untrue statement or any omission or alleged omission contained in the Shelf Registration Statement, if such settlement is effected with the written consent of the Company; and

          (iii) subject to the limitations set forth in Section 6(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based on any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 6(a)
--------  -------
shall not apply to any Holder with respect to any loss, liability, claim, damage or expense which arises out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission made in reliance on and in conformity with written information furnished to the Company by such Holder expressly for use in the Shelf Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto.

     (b)  Indemnification by Holders. Each Holder severally agrees to indemnify
          --------------------------
and hold harmless the Company and the other Selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement), and each Person, if any, who controls the Company or any other Selling Holder within the meaning of
Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance on and in conformity with written information furnished to the Company by such Selling Holder for use therein relating to the Holder's status as a selling security holder.

     (c)  Conduct of Indemnification Proceedings. Each indemnified party shall
          --------------------------------------
give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 6(a) or
(b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that, if the defendants in any
                              --------  -------
such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties which are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm in addition to any local counsel necessary in connection with such action or proceeding) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 6(c).

     (d)  Contribution. In order to provide for just and equitable contribution
          ------------
in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Selling Holders, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Holders on the other (in such proportions that the Selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, pledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

     Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each trustee of the Company, each officer of the Company who signed the Shelf Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

     7.   Rule 144 Sales.
          --------------

     (a)  Compliance. The Company covenants that, so long as it is subject to
          ----------
the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

     (b)  Cooperation with Holders. In connection with any sale, transfer or
          ------------------------
other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Holders may reasonably request. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to such Holder, in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

     8.   Miscellaneous.
          -------------

     (a)  Amendments and Waivers. The provisions of this Agreement, including
          ----------------------
the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities; provided, however, that no amendment, modification,
                        --------  -------
supplement or waiver of, or consent to the departure from, the provisions of this Agreement, which has the purpose or effect of reducing, impairing or adversely affecting the right of any Holder, shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 8(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty days prior to the effective date of such amendment, modification, supplement, waiver or consent.

     (b)  Notices. All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or any courier guaranteeing overnight delivery,
(i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or (ii) if to the Company, at Two Center Plaza, Suite 200, Boston, Massachusetts 02108-1906, Attention: Chief Executive Officer. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is knowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     (c)  Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
and be binding on the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     (d)  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e)  Headings. The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (f)  Severability. Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g)  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

     (h)  Specific Performance. The parties hereto acknowledge that there would
          --------------------
be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (i)  Entire Agreement. This Agreement is intended by the parties as a final
          ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (j)  Limitation of Liability of Shareholders, Trustees and Officers of the
          ---------------------------------------------------------------------
Company.  ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE
-------
AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY, OTHER THAN THIS AGREEMENT AS IT RELATES TO EACH OF THE HOLDERS, SHALL BE PERSONALLY BINDING ON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS (SOLELY AS A RESULT OF THEIR STATUS AS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS), REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS SECTION 9(i) SHALL NOT IN ANY WAY AFFECT OR LIMIT ANY OBLIGATION OR LIABILITY OF ANY HOLDER UNDER THIS AGREEMENT.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above

                                       CABOT INDUSTRIAL TRUST


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       HOLDERS:

                                       MORGAN STANLEY ASSET MANAGEMENT, INC.
                                       As Attorney-In-Fact for each of the
                                       clients set forth on Schedule A hereto:


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                  SCHEDULE A
                                  ----------

                                Client Schedule
                                ---------------


Stichting Bedrijspensioenfonds Voor de Metaalnijhverheid
Stichting Pensionfonds ABP
MS Real Estate Special Situations Inc.
The Morgan Stanley Real Estate Special Situations Fund I, L.P.
The Morgan Stanley Real Estate Special Situations Fund II, L.P.
Morgan Stanley Real Estate Special Situations Real Estate Investors, L.P.